UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR/A

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-5860

T. Rowe Price U.S. Treasury Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: November 30, 2011

Item 1. Report to Shareholders

U.S. Treasury Money Fund	November 30, 2011

The views and opinions in this report were current as of November 30, 2011. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

U.S. Treasuries produced strong returns in the past six months amid growing unease about the global growth outlook. Politics played an outsized role in driving bond market activity in recent months, as investors appeared to lose faith in the ability of policymakers to resolve deepening fiscal crises in the U.S. and Europe. Concerns about the U.S. budget deficit and the worsening eurozone debt crisis drove investors to the relative safety of U.S. government debt, pushing long-term Treasury yields to record lows over the period. Short-term Treasury yields remained extremely low, as the Federal Reserve kept its benchmark interest rate close to 0% to support the fragile economy.

ECONOMY AND INTEREST RATES

More than two years after the recession officially ended in June 2009, the U.S. recovery remains tepid at best, though economic data generally improved late in the period. Over the spring, evidence accumulated that growth slowed substantially in the first half of the year, raising fears about a double-dip recession. Since the summer, however, the economy has shown surprising resilience, with data on consumer spending, manufacturing, and jobs indicating steady growth. Gross domestic product (GDP) grew at an inflation-adjusted annual rate of 2.5% from July through September, up from a 1.3% gain in the previous quarter, as household spending picked up and businesses boosted investment.

Political events largely overshadowed improving economic indicators over the period. Europe’s inability to fix its long-running sovereign debt crisis and partisan gridlock over U.S. fiscal policy rattled investor confidence. Over the summer, Congress and the White House engaged in an acrimonious debate over raising the federal debt ceiling that took the country to the brink of default. Days after a last-ditch deal was reached to lift the debt ceiling in early August, Standard & Poor’s downgraded its U.S. long-term credit rating from AAA to AA+. As part of the debt ceiling deal, Congress charged a bipartisan group of lawmakers with finding at least $1.2 trillion of deficit reductions, but the so-called super committee failed to reach an agreement by the November deadline, setting the stage for automatic spending cuts starting in 2013. Surprisingly, Treasuries rallied following the news—just as they did following the S&P downgrade—suggesting that investors were more concerned about slower growth and the crisis in Europe than with the creditworthiness of the U.S. government.

With fiscal policy effectively sidelined, investors focused on the Federal Reserve and its capacity to engage in further monetary stimulus. The Fed said on August 9 that it would likely keep its benchmark interest rate near 0% until at least mid-2013 due to slow economic growth, and it promised to explore a range of policy options. On September 21, a divided Federal Reserve policymaking committee announced a new round of stimulus measures. Dubbed Operation Twist, the Fed’s plan involved trading $400 billion of its short-term Treasury holdings for longer-term issues in an effort to spur borrowing. The Fed also announced it would resume reinvesting mortgage-backed security (MBS) proceeds back into MBS to help revive the moribund housing market. Still, many investors worried that lowering borrowing costs would accomplish little in the face of high unemployment. The U.S. jobless rate hovered at roughly 9% over the reporting period, although it fell to 8.6% in November, its lowest level in 32 months—in part due to higher employment but also partly due to fewer job seekers.

MARKET NEWS

Investors fled to the safe haven of the Treasury market as global economic uncertainty deepened over the period. Despite Standard & Poor’s downgrade of U.S. government debt in August, Treasury prices soared—pushing many Treasury yields down to historic lows—resulting in the best performance for long-dated Treasuries since the start of the financial crisis in 2008. The yield on the U.S. 10-year Treasury fell to a record low of 1.67% on September 23. While Treasuries pared some of their gains by the end of November, ongoing uncertainty about the impact of the eurozone crisis has so far staved off a big sell-off in Treasuries. Very short-term Treasury bills hovered near 0% throughout the period and even briefly traded at negative yields on the secondary market as concerns about Europe spiked during the period.

PORTFOLIO REVIEW

U.S. Treasury Money Fund
Your fund returned 0.01% in the six-month period ended November 30, 2011, in line with its Lipper benchmark. Treasury bill yields have remained so low that it has been impossible to buy eligible investments within the money fund’s investment horizon that produce income sufficient to offset the fund’s expenses. As a result, T. Rowe Price continues to waive part of its management fee as needed to support the fund’s yield. Money market funds continue to operate within the most challenging investment environment since they were first introduced some 40 years ago. As the Fed’s low interest rate policy enters its fourth year, investor returns continue to be held near 0%. Given the highly uncertain global outlook and the European debt crisis, investors continue to view short-term U.S. Treasuries as a safe haven.

Persistently high demand for Treasuries—coupled with diminished supply—has produced a particularly difficult market for Treasury bill investors. Outstanding supply of Treasury bills is down some $270 billion for the year due to debt limit constraints and a shift by the Treasury toward longer-dated issuance. This diminished supply, coming at a time of exceptionally high demand for safety, has left Treasury bill rates near 0.00%. It is not unusual for bills out to three months to trade with 0% yields, and during times of extreme market stress, it has not been unusual for very short-dated bills to trade with negative yields. For the period, three-month bills averaged a yield of 0.015%, while six-month bills have averaged 0.055%. Simply put, the cost of safety and liquidity has never been higher.

Despite the challenges, investors continue to demonstrate their preference for the safety and liquidity that money market funds provide as part of an overall portfolio strategy. We remain concerned about events in Europe and longer-term U.S. fiscal issues such as how to address huge federal budget deficits, particularly after the super committee failed to reach a compromise. Our investment focus remains on quality and liquidity. With rates unlikely to rise until the Fed is confident about the economic recovery, shareholders will likely continue to see returns near 0% for the foreseeable future.

U.S. Treasury Intermediate Fund
Your fund returned 5.77% for the six-month period ended November 30, 2011. As shown in the Performance Comparison table, the fund trailed the Barclays Capital U.S. 4–10 Year Treasury Bond Index and the Lipper peer group average. Fund returns in the past six months reflected $0.08 of dividend income and an increase of $0.26 in the net asset value (NAV), from $5.98 to $6.24.

The fund’s exposure to Government National Mortgage Association (GNMA) MBS and Treasury inflation protected securities (TIPS) detracted from relative performance. Both of these types of securities—which are not represented in the benchmark—held back performance as they failed to match the strong performance of Treasuries over the period. Although the fund will always invest at least 80% of its assets in Treasury bonds and notes, we will take small positions in non-benchmark sectors to capture additional yield. In this case, GNMAs experienced some volatility over the past six months and underperformed Treasuries amid worries about the European debt crisis and the U.S. outlook following S&P’s downgrade. Uncertainty over changes in domestic housing policy—particularly the possibility that the government would encourage more mortgage refinancing—also weighed on the sector. While TIPS produced positive returns over the period due to their safe-haven status and inflation concerns, the gains were not enough to outperform nominal Treasuries. As a result, both positions hurt performance relative to the benchmark. We increased our exposure to GNMAs due to their attractive valuations relative to Treasuries and favorable demand outlook but reduced our allocation to TIPS.

The fund’s yield curve positioning also detracted from performance relative to the benchmark. Longer-term interest rates fell more than shorter-term rates, causing longer-term issues to outperform shorter-term issues over the period. Heightened risk aversion, as well as the Fed’s Operation Twist stimulus plan, had a greater impact on the intermediate and long portion of the Treasury yield curve, resulting in a flattened yield curve since the end of May.

U.S. Treasury Long-Term Fund
Your fund returned 20.06% in the six-month period ended November 30, 2011. As shown in the Performance Comparison table, the fund slightly trailed the Barclays Capital U.S. Long Treasury Bond Index but widely outperformed the Lipper peer group average. Fund performance over the period reflected $0.21 of dividend income and a $2.11 increase in the NAV from $11.66 to $13.77.

Long-term Treasuries soared over the period, pushing yields down to historic lows as the worsening eurozone crisis led investors to spurn riskier assets in favor of safe-haven investments. Long-term Treasuries also benefited from increased demand stemming from the Fed’s Operation Twist stimulus package, which involves moving $400 billion of short-term Treasury holdings into longer-term issues through mid-2012 in an effort to drive down long-term interest rates.

As with the U.S. Treasury Intermediate Fund, the fund’s exposure to GNMAs and TIPS detracted from relative performance. Given the flight to quality over the period, both of these types of securities failed to keep pace with the strong performance of nominal Treasuries. We trimmed our TIPS exposure and increased our allocation to GNMAs as we did with the U.S. Treasury Intermediate Fund. The fund’s duration posture—which measures the sensitivity of a bond’s price to a change in interest rates—remains short relative to the benchmark. We expect interest rates to trade in a range around current levels with an upward bias as European policymakers make progress toward resolving the debt crisis and U.S. economic data continue to improve.

OUTLOOK

Over the next six months, we believe that intermediate- and long-term Treasury yields will trade within a range around current levels and volatility will remain high. In the near term, yields will likely decline if investors believe the eurozone crisis is getting worse and increase once the situation improves. Over the long term, we expect U.S. interest rates to rise to more normal levels as the economy continues to recover and the European crisis eventually reaches a resolution.

Effective policy action on both sides of the Atlantic is essential to resolving current uncertainty. Unfortunately, much of the current risk aversion stems from issues that have no quick or easy solution. For more than two years, fiscal policymakers in the U.S. and Europe have been struggling without success to address the twin challenges of reducing debt and increasing growth. The Fed’s recent monetary policy actions could help stabilize investor sentiment in the near term but will likely have only a limited impact on growth given already low interest rates. Fiscal stimulus would be more effective in increasing aggregate demand, but this appears unlikely to occur in the current political environment, given the emphasis on deficit reduction.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Joseph K. Lynagh
Chairman of the Investment Advisory Committee
U.S. Treasury Money Fund

Brian J. Brennan
Chairman of the Investment Advisory Committee
U.S. Treasury Intermediate Fund and U.S. Treasury Long-Term Fund

December 15, 2011

The committee chairmen have day-to-day responsibility for managing the portfolios and work with committee members in developing and executing each fund’s investment program.

RISKS OF INVESTING IN FIXED INCOME SECURITIES

Funds that invest in fixed income securities are subject to price declines due to rising interest rates, with long-term securities generally most sensitive to rate fluctuations. Other risks include credit rating downgrades and defaults on scheduled interest and principal payments, but these are highly unlikely for securities backed by the full faith and credit of the U.S. government. Mortgage-backed securities are subject to prepayment risk, particularly if falling rates lead to heavy refinancing activity, and extension risk, which is an increase in interest rates that causes a fund’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the fund’s sensitivity to rising interest rates and its potential for price declines.

RISKS OF INVESTING IN MONEY MARKET SECURITIES

Since money market funds are managed to maintain a constant $1.00 share price, there should be little risk of principal loss. However, there is no assurance the fund will avoid principal losses if fund holdings default or are downgraded—which are highly unlikely for securities backed by the full faith and credit of the U.S. government—or if interest rates rise sharply in an unusually short period. In addition, the fund’s yield will vary—it is not fixed for a specific period like the yield on a bank certificate of deposit. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in it.

GLOSSARY

Barclays Capital U.S. 4–10 Year Treasury Bond Index: An index that includes all Treasuries in the Barclays Capital U.S. Aggregate Index that mature in four to 10 years.

Barclays Capital U.S. Long Treasury Bond Index: An index that includes all Treasuries in the Barclays Capital U.S. Aggregate Index that mature in 10 years or more.

Consumer price index: A measure of the average price of consumer goods and services purchased by households.

Duration: A measure of a bond or bond fund’s sensitivity to changes in interest rates. For example, a fund with a five-year duration would fall about 5% in response to a one-percentage-point rise in interest rates, and vice versa.

Gross domestic product: Total market value of all goods and services produced in a country in a given year.

Inflation: A sustained increase in prices throughout the economy.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in categories defined by Lipper Inc.

SEC yield (7-day unsubsidized simple): A method of calculating a money fund’s yield by annualizing the fund’s net investment income for the last seven days of each period divided by the fund’s net asset value at the end of the period. Yield will vary and is not guaranteed.

SEC yield (30-day): A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. Yield will vary and is not guaranteed.

Treasury inflation protected securities (TIPS): Income-generating bonds that are issued by the federal government and whose interest and principal payments are adjusted for inflation. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index.

Weighted average life: A measure of a fund’s credit quality risk. In general, the longer the average life, the greater the fund’s credit quality risk. The average life is the dollar-weighted average maturity of a portfolio’s individual securities without taking into account interest rate readjustment dates. Money funds must maintain a weighted average life of less than 120 days.

Weighted average maturity: A measure of a fund’s interest rate sensitivity. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities. Money funds must maintain a weighted average maturity of less than 60 days.

Yield curve: A graph depicting the relationship between yields and maturity dates for a set of similar securities. These curves are in constant flux. One of the key activities in managing any fixed income portfolio is to study the trends reflected by yield curves.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000 ($1,000 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts employing automatic investing; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000); and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

Financial Highlights

For a share outstanding throughout each period

	6 Months Ended 11/30/11	Year Ended 5/31/11	5/31/10	5/31/09	5/31/08	5/31/07
NET ASSET VALUE						
Beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Investment activities						
Net investment income[1]	–[2][3]	–[2][3]	–[2][3]	0.01	0.03	0.05
Net realized and unrealized gain	–[2]	–[2]	–[2]	–[2]	–[2]	–[2]
Total from investment activities	–	–	–	0.01	0.03	0.05
Distributions						
Net investment income	–[2]	–[2]	–[2]	(0.01)	(0.03)	(0.05)
NET ASSET VALUE						
End of Period	**$ 1.00**	**$ 1.00**	**$ 1.00**	**$ 1.00**	**$ 1.00**	**$ 1.00**
Ratios/Supplemental Data						
Total return[4]	**0.01%[3]**	**0.01%[3]**	**0.00%[3]**	**0.67%**	**3.21%**	**4.57%**
Ratio of total expenses to average net assets	0.11%[3][5]	0.18%[3]	0.25%[3]	0.48%	0.47%	0.49%
Ratio of net investment income to average net assets	0.01%[3][5]	0.01%[3]	0.00%[3]	0.57%	3.06%	4.48%
Net assets, end of period (in millions)	$ 1,851	$ 1,783	$ 1,872	$ 2,137	$ 1,333	$ 993

(1) Per share amounts calculated using average shares outstanding method.

(2) Amounts round to less than $0.01 per share.

(3) Includes the effect of voluntary management fee waivers of 0.34%, 0.27% and 0.20% of average net assets for the six months ended 11/30/11 and the years ended 5/31/11 and 5/31/10, respectively (see Note 5).

(4) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.

(5) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Amounts in 000s)

	$ Par	Value
OTHER NOTES 18.4%		
Bank of America, 2.10%, 4/30/12 (1)	12,842	12,945
Bank of America, VR, 0.728%, 4/30/12 (1)	15,000	15,028
Citibank, VR, 0.301%, 6/4/12 (1)	19,000	19,010
Citigroup, 2.125%, 4/30/12 (1)	5,288	5,331
Citigroup Funding, VR, 0.758%, 4/30/12 (1)	25,000	25,042
GE Capital, 3.00%, 12/9/11 (1)	2,603	2,605
GE Capital, VR, 0.537%, 3/12/12 (1)	115,000	115,088
Goldman Sachs, VR, 0.547%, 3/15/12 (1)	1,735	1,736
JPMorgan Chase, VR, 0.577%, 6/15/12 (1)	14,000	14,025
JPMorgan Chase, VR, 1.005%, 12/2/11 (1)	15,000	15,000
Morgan Stanley, VR, 0.538%, 3/13/12 (1)	79,395	79,460
Morgan Stanley, VR, 0.724%, 2/10/12 (1)	18,000	18,012
U.S. Bancorp, 2.25%, 3/13/12 (1)	12,404	12,471
Wells Fargo, VR, 0.567%, 6/15/12 (1)	4,000	4,007
Total Other Notes (Cost $339,760)		339,760
TREASURY DEBT 45.0%		
U.S. Treasury Bills, 0.07%, 1/12/12	49,000	48,996
U.S. Treasury Bills, 0.133%, 2/2/12	50,000	49,988
U.S. Treasury Notes, 0.875%, 1/31/12	38,000	38,052
U.S. Treasury Notes, 0.875%, 2/29/12	30,000	30,061
U.S. Treasury Notes, 1.00%, 3/31/12	52,000	52,159
U.S. Treasury Notes, 1.00%, 4/30/12	80,000	80,252
U.S. Treasury Notes, 1.125%, 1/15/12	197,000	197,236
U.S. Treasury Notes, 1.375%, 2/15/12	79,000	79,218
U.S. Treasury Notes, 1.375%, 3/15/12	24,000	24,068
U.S. Treasury Notes, 1.375%, 4/15/12	20,000	20,079
U.S. Treasury Notes, 1.375%, 5/15/12	50,000	50,292
U.S. Treasury Notes, 1.50%, 7/15/12	25,000	25,221

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price U.S. Treasury Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The U.S. Treasury Money Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on June 28, 1982. The fund seeks maximum preservation of capital and liquidity and, consistent with these goals, the highest possible current income.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared daily and paid monthly.

Credits The fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

NOTE 2 - VALUATION

The fund values its investments and computes its net asset value per share each day that the New York Stock Exchange is open for business. In accordance with Rule 2a-7 under the 1940 Act, securities are valued at amortized cost, which approximates fair value. Securities for which amortized cost is deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. For example, securities held by a money market fund are generally high quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value are not quoted prices in an active market. On November 30, 2011, all of the fund’s financial instruments were classified as Level 2, based on the inputs used to determine their values.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Repurchase Agreements All repurchase agreements are fully collateralized by U.S. government securities. Collateral is in the possession of the fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

At November 30, 2011, the cost of investments for federal income tax purposes was $1,847,055,000.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee is determined by applying a group fee rate to the fund’s average daily net assets. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.28% for assets in excess of $300 billion. At November 30, 2011, the effective annual group fee rate was 0.30%.

Price Associates may voluntarily waive all or a portion of its management fee and reimburse operating expenses to the extent necessary for the fund to maintain a zero or positive net yield (voluntary waiver). Any amounts waived or reimbursed under this voluntary agreement are not subject to repayment by the fund. Price Associates may amend or terminate this voluntary waiver at any time without prior notice. For the six months ended November 30, 2011, management fees waived and operating expenses reimbursed totaled $3,037,000.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended November 30, 2011, expenses incurred pursuant to these service agreements were $46,000 for Price Associates; $503,000 for T. Rowe Price Services, Inc.; and $221,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the six months ended November 30, 2011, the fund was charged $17,000 for shareholder servicing costs related to the college savings plans, of which $15,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At November 30, 2011, approximately 1% of the outstanding shares of the fund were held by college savings plans.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price U.S. Treasury Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	January 23, 2012

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	January 23, 2012

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	January 23, 2012